UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

First Franklin Mortgage Loan Trust 2006-FF15
(Issuing Entity)
Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)
Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

333-133985
(Commission File Number)

Delaware	74-2440850
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor, New York, NY 10019
(Address of principal executive offices, with zip code)

(212) 526-7000
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Registrant registered issuances of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $2,180,086,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15 on October 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 13, 2006, as supplemented by the Prospectus Supplement dated October 25, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Office Tiger Global Real Estate Services Inc., as Credit Risk Manager and Wells Fargo Bank, N.A., as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,230,267,403 as of October 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

	Exhibit No.	Description
4.1
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Office Tiger Global Real Estate Services Inc., as Credit Risk Manager and Wells Fargo Bank, N.A., as Trustee.

	99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of October 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and National City Home Loan Services, Inc, as Servicer.

99.3
Interest Rate Swap Agreement, dated as of October 30, 2006, including schedule to the master agreement and confirmation, between IXIS Financial Products Inc. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15.

99.4
Interest Rate Cap Agreement, dated as of October 30, 2006, including schedule to the master agreement and confirmation, between IXIS Financial Products Inc. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

Date: November 13, 2006	By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

[Signature page to Form 8-K regarding the PSA and Material Agreements]

Index to Exhibits

Exhibit No.	Description

4.1
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Office Tiger Global Real Estate Services Inc., as Credit Risk Manager and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of October 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and National City Home Loan Services, Inc, as Servicer.

99.3
Interest Rate Swap Agreement, dated as of October 30, 2006, including schedule to the master agreement and confirmation, between IXIS Financial Products Inc. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15.

99.4
Interest Rate Cap Agreement, dated as of October 30, 2006, including schedule to the master agreement and confirmation, between IXIS Financial Products Inc. and Supplemental Interest Trust, First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-FF15.